SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:
[_]  Preliminary Information Statement
[X]  Definitive Information Statement

                         MULTI-TECH INTERNATIONAL, CORP.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          Common Stock, par value $0.001 per share

     2)   Aggregate number of securities to which transaction applies:

          80,000,000 shares of Common Stock

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)   Proposed maximum aggregate value of transaction:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                         MULTI-TECH INTERNATIONAL, CORP.
                           9974 Huntington Park Drive
                            Strongsville, Ohio 44136
                                  (440)759-7470

                    Notice of Written Consent of Stockholders
                               September 20, 2004

Stockholders of MULTI-TECH INTERNATIONAL, CORP.:

     This Information Statement is circulated to advise the stockholders of action already approved by written consent of the stockholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

     The actions to be effective twenty days after the mailing of this Information Statement are as follows:

     1. effect a 1-for-200 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock. There will not be a reduction in par value or the number of authorized shares of Common Stock.

     2. Appoint Messrs. Colin Wilson Baird, Michael Bruce Timms, Roger Kenneth Timms, Antony Richard Esplin and Norman William Backman to the board of directors.

     3. Effect an amendment of the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock from 100,000,000 to 300,000,000.

     4. Effect an amendment of the Company's Articles of Incorporation changing the name of the Company from "Multi-Tech International, Corp." to "Australian Forest Industries".

     Attached hereto for your review is an Information Statement relating to the above-described actions.

                                            By: Order of the Board of Directors,

                                            /s/ Dr. David F. Hostelley
                                            ------------------------------------
                                            Dr. David F. Hostelley, Director

September 20, 2004
Strongsville, Ohio

                        MULTI-TECH INTERNATIONAL, CORP.

                              INFORMATION STATEMENT

This Information Statement, which is being mailed to stockholders on or about September 20, 2004, is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by the management of Multi-Tech International, Corp., a Nevada corporation (the "Company"), for use in connection with certain actions to be taken by the written consent by the holders of the majority of the outstanding voting capital stock of the Company. The actions to be taken pursuant to the written consent shall be effective on or about October 11, 2004, twenty days after the mailing of this Information Statement.

            THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
               AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER
                   ANY MATTER WHICH WILL BE DESCRIBED HEREIN.
                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

     NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of the holders of the majority of the outstanding voting capital stock of the Company in lieu of a special meeting of the stockholders. The following action will be effective on or about October 11, 2004:

     1. Effect a 1-for-200 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock. There will not be a reduction in authorized shares ("Reverse Stock Split").

     2. Appoint Messrs. Colin Wilson Baird, Michael Bruce Timms, Roger Kenneth Timms, Antony Richard Esplin and Norman William Backman to the board of directors.

     3. Effect an amendment of the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock from 100,000,000 to 300,000,000.

     4. Effect an amendment of the Company's Articles of Incorporation changing the name of the Company from "Multi-Tech International, Corp." to "Australian Forest Industries".

                       THE APPROXIMATE DATE OF MAILING OF
                THIS INFORMATION STATEMENT IS SEPTEMBER 20, 2004

     Stockholders of record at the close of business on September 20, 2004 (the "Record Date") are entitled to notice of the action to be effective on or about October 11, 2004. As of the Record Date, our authorized capitalization consisted of 100,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of which 80,000,000 were issued and outstanding. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the stockholders. We anticipate that the actions contemplated by this Information Statement will be effected on or about the close of business on October 11, 2004.

     This Information Statement will serve as written notice to stockholders pursuant to the Nevada Revised Statutes.

     Our stockholders are not entitled to appraisal rights under the Nevada Revised Statutes in connection with the reverse stock split or the transfer of all assets and liabilities.

                    CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company.

ABOUT OUR COMPANY

     The Company, is headquartered in Strongsville, Ohio, and maintains all business functions in that area. However, on September 1, 2004, the Company entered into a share exchange agreement with Integrated Forest Products Pty Ltd, an Australian timber concern ("Integrated" and "Exchange Agreement", respectively). The Exchange Agreement requires that the Company take the steps enumerated in this Definitive Information Statement to conclude the proposed transaction at which time the Company will be an operating timber company.

HOW WE ARE ORGANIZED

     We were originally organized by the filing of Articles of Incorporation with the Secretary of State of the State of Nevada on September 21, 1998 under the name Oleramma, Inc. The Articles of Incorporation were eventually amended to authorize the issuance of one hundred five million (105,000,000) shares, consisting of one hundred million (100,000,000) shares of Common Stock at par value of $0.001 per share and five million (5,000,000) shares of Preferred Stock at par value of $0.001 and we currently have eighty million (80,000,000) shares outstanding.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

     Our common stock is trading on the OTC Bulletin Board under the symbol "MLTI". Inclusion on the OTC Bulletin Board permits price quotation for our shares to be published by such service.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company (the "Board") believes that the stockholders of the Company will benefit from the Exchange Agreement and the transaction proposed therein by acquiring a timber operation with significant assets and prospects of future growth. In order to facilitate such transaction, the Board has determined that the capitalization structure of the Company should be recapitalized through the steps enumerated herein as well as the appointment of the new board of directors.

                               ACTIONS TO BE TAKEN

     This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

                  DECREASE THE NUMBER OF ISSUED AND OUTSTANDING
                           SHARES OF OUR COMMON STOCK

GENERAL

     The Board approved resolutions to effect a one-for-two hundred reverse stock split. Under this reverse stock split each two hundred shares of our Common Stock will be converted automatically into one share of Common Stock. To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than ..50 and the fractional shares less than .50 shall be cancelled. The effective date of the reverse stock split will be October 11, 2004.

     PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OR CANCELLATION OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

     As a result of the Exchange Agreement, the Company must recapitalize itself by performing a reverse stock split, increasing the authorized and issuing a significant number of shares to the shareholders of Integrated Forest Products Pty Ltd.

     When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. For example, a company has 10,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that that company declares a 1 for 5 reverse stock split. After the reverse split, that company will have 1/5 as many shares outstanding or 2,000,000 shares outstanding. The stock will have a market price of $0.05. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he will own 2,000 share at $.05 after the split. In either case, his stock will be worth $100. He's no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive merger target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable merger candidate will emerge.

     The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. In lieu of issuing fractional shares, one share will be issued to all holders of a fractional share ..50 or greater and the fractional share of less than .50 will be cancelled.

     The principal effect of the reverse split will be that the number of shares of Common Stock issued and outstanding will be reduced from 80,000,000 shares as of September 1, 2004 to approximately 400,000 shares on October 11, 2004 (depending on the number of fractional shares that are issued or cancelled). The number of authorized shares of Common Stock will not be affected.

     The reverse split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to up to 1/200 of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

     The reverse split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to the cancellation of fractional shares. The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

     Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by two hundred) and will be significantly diluted as a result of the issuances contemplated in the Exchange Agreement.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

     The reverse split will become effective on October 11, 2004, which we will refer to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

     Our transfer agent, Transfer Online, will act as exchange agent for purposes of implementing the exchange of stock certificates and payment of fractional share interests. We refer to such person as the "exchange agent." Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

     Our stockholders are not entitled to appraisal rights under the Nevada Revised Statutes in connection with the reverse stock split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

FRACTIONAL SHARES

     We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. Instead, an additional share shall be issued to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than .50. To the extent any holders of pre-reverse split shares are entitled to fractional shares as a result of the reverse stock split, the Company will issue an additional share to holders of a fractional share .50 or greater and cancel the fractional shares without issuing an additional shares to holders of a fractional share less than ..50.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

SUMMARY OF REVERSE STOCK SPLIT

Below is a brief summary of the reverse stock split:

     o The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every two hundred pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

     o Stockholders of record of the Common Stock as of October 11, 2004 shall have their total shares reduced on the basis of one post-split share of Common Stock for every 200 pre-split shares outstanding.

     o As a result of the reduction of the Common Stock the pre-split total of issued and outstanding shares of 80,000,000 shall be consolidated to a total of approximately 400,000 issued and outstanding shares (depending on the number of fractional shares that are be issued or cancelled)

     o The Company's authorized number of common stock shall remain at 100,000,000 shares of the Common Stock but shall be increased to 300,000,000 shares after the number of authorized has been increased accordingly.

     This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

                             PROPOSED NEW DIRECTORS

NOMINEES

The following five individuals shall be appointed to the board of directors upon the closing of the Exchange Transaction. Each are to be elected at that time and each to hold office until the next annual meeting and until his successor is elected and qualified.

The following further sets forth certain information furnished to the Company regarding the persons who are nominees for the election as directors of the Company.

MR. NORM BACKMAN - Director and Senior Vice President of Operations.

Mr. Backman has over 30 years of hands on saw milling experience. The majority of his time has been spent with Amcor and Brown & Dureau as Mill Manager at their Morwell facility. Mr. Backman is respected Australia-wide as one of the most competent sawmill operators in the industry.

He will be the hands on Director of Operations at Integrated.

Mr. Backman also has access to a team of talented and industry experienced individuals possessing relevant and highly refined sawmill I.T. systems technology and cost accounting experience. MR. MICHAEL TIMMS - Director
(Chairman) and President Mr. Timms has spent over 30 years in the saw milling industry. He has been involved with design and construction of over seven greenfield sawmill facilities and scores of equipment upgrades across Australia and Canada in both the hardwood and softwood sectors, through his engineering business, Acora Reneco Group Pty Ltd.

MR. TONY ESPLIN - Director and Senior Vice President of Marketing & Log Procurement

Mr. Esplin has had 12 years experience in the sawmill industry covering fabrication of sawmill equipment, project management of new sawmills through his own business, Acora Reneco Group Pty Ltd. Over the past four years he has been involved in the on site management of Integrated, covering all aspects of sawmill administration, including log procurement and product marketing.

 MR. ROGER TIMMS - Senior Vice President of Engineering & Management

Mr. Timms has spent over 25 years in the saw milling industry. He is currently involved in the design, supply and installation of sawmill equipment in Australasia and is a part owner of Acora Reneco Group Pty Ltd, which performs these functions.

MR. COLIN BAIRD - Chief Financial Officer

Mr. Baird is a qualified Accountant who has operated his own practice since 1987. He has been involved in the timber industry, through his association with some of his clients, since 1983. At present their Accounting and Taxation Practice has in excess of 500 clients.

          INCREASE OF THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

         Our Board unanimously approved the increase of our authorized common shares from 100,000,000 to 300,000,000 on September 1, 2004. On that same day the Company thereafter received the consent of the majority of the outstanding shares of our common stock. The Company will, when permissible following the expiration of the twenty (20) day period mandated by Rule 14c and the Nevada Revised Statutes, file an amendment to our Articles of Incorporation increasing the authorized shares of the Company. This amendment will not be filed until after a date which is at least twenty (20) days after the filing and mailing of this Definitive Information Statement and after the reverse stock split has occurred. Immediately thereafter the company will issue 257,000,000 shares to various individuals and entities.

INCREASE OF AUTHORIZED

     The increase of our authorized common stock will not have any immediate effect on the rights of existing stockholders. However, our Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

     The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could be issued (within the limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

     The proposed Amendment to the Articles of Incorporation, attached hereto as Appendix A, will become effective when they are filed with the Nevada Secretary of State. We anticipate that such filing will occur twenty (20) days after this Definitive Information Statement is first mailed to shareholders.

     The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

                            CHANGE OF COMPANY'S NAME

     In addition to the aforementioned actions the Company shall change its name from "Multi-Tech International, Corp." to "Australian Forest Industries" and amend its Articles of Incorporation accordingly.

     The proposed Amendment to the Articles of Incorporation, attached hereto as Appendix A, will become effective when they are filed with the Nevada Secretary of State. We anticipate that such filing will occur twenty (20) days after this Definitive Information Statement is first mailed to shareholders.

DESCRIPTION OF SECURITIES

     The following is a summary description of our capital stock and certain provisions of our articles of incorporation and by-laws, copies of which have been incorporated by reference as exhibits to the registration statement of which this prospectus forms a part. The following discussion is qualified in its entirety by reference to such exhibits.

GENERAL

     Our authorized capital stock consists of 100,000,000 shares of common stock, par value $.001 per share and 5,000,000 shares of non-voting preferred stock, par value $.001 per share.

COMMON STOCK

     The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Our articles of incorporation and by-laws do not provide for cumulative voting rights in the election of directors. Accordingly, holders of a majority of the shares of our common stock entitled to vote in any election of directors may elect all of our directors standing for election. Holders of our common stock are entitled to receive ratably such dividends as may be declared by the Board out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in the assets remaining after payment of liabilities. Holders of common stock have no preemptive, conversion or redemption rights. All of the outstanding shares of common stock are fully-paid and non-assessable.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The following sets forth the age and position held by our directors and sole executive officer as of the date of this information statement:

Name                           Age   Positions and Offices Held
-----                          ----  ----------------------------------
Dr. David F. Hostelley          64   President, Chief Financial Officer
                                     and Chairman of the Board

Dr. Dennis Byrne                56   Director

Please see the section entitled "Proposed New Directors" for summary information about each person nominated to the Company's Board.

                                BOARD COMMITTEES

Our Board has established no committees. Compliance with Section 16(a) of the Securities Exchange Act of 1934 Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the "Commission") initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of the Company on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, all of the Company's executive officers, directors and greater than 10% beneficial owners of its common Stock, have complied with Section 16(a) filing requirements applicable to them during the Company's most recent fiscal year.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth, as of September 20, 2004, the Record Date, the shares of our voting capital stock beneficially owned by each person, including management, known to us to be the beneficial owner of more than 5% of the outstanding shares of common stock. This does not include shares of preferred stock converted into common shares subsequent to the Record Date.

     All persons named in the table have the sole voting and dispositive power, unless otherwise indicated, with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of convertible securities are listed separately, and for each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

                                 Number of Shares of
Name of Beneficial Owner/        Common Stock               % of Beneficial
Identity of Group                Beneficially Owned         Ownership
-------------------------        -------------------        ---------------
Jeffrey Reade                             60,000,000                  75.00%
Dr. David F. Hostelley1                    2,600,000                   3.25%
Dr. Dennis Byrne                             178,080                     >1%

All Executive Officers and
Directors as a Group (2 persons)           2,778,080                   3.25%

1    Held in the name of  Margaret  Hostelley  who is the  wife of Dr.  David F.
Hostelley.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 78.751 of the Nevada Revised Statutes enables a corporation in its original articles of incorporation or an amendment to eliminate or limit the personal liability of a director to a corporation or its stockholders for violations of the director's fiduciary duty, except:

     o for any breach of a director's duty of loyalty to the corporation or its stockholders;

     o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or

     o for any transaction from which a director derived an improper personal benefit.

     Our articles of incorporation provides in effect for the elimination of the liability of directors to the extent permitted by the Nevada Revised Statutes.

     Section 78.7502 of the Nevada Revised Statutes provides, in summary, that directors and officers of Nevada corporations are entitled, under certain circumstances, to be indemnified against all expenses and liabilities (including attorney's fees) incurred by them as a result of suits brought against them in their capacity as a director or officer, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful; provided, that no indemnification may be made against expenses in respect of any claim, issue or matter as to which they shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, they are fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Any such indemnification may be made by the corporation only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct. Our bylaws entitle our officers and directors to indemnification to the fullest extent permitted by the Nevada Revised Statutes.

     We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


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

          CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

      This Information Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to matters described in this Information Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB for the year ended December 31, 2003 and our Quarterly Reports on Forms 10-QSB for the first two quarters of fiscal year 2004. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

                             ADDITIONAL INFORMATION

     If you have any questions about the actions described above, you may contact William S. Rosenstadt, Rubin, Bailin, Ortoli LLP, 405 Park Avenue, New York, New York 10022.

     We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

     We filed our annual report for the fiscal year ended December 31, 2003 on Form 10-KSB, the quarterly reports on Forms 10-QSB for the first two quarters of fiscal year 2004 and a current report on Form 8-K with the SEC. A copy of any of those reports (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any stockholder to William S. Rosenstadt, Rubin, Bailin, Ortoli LLP, 405 Park Avenue, New York, New York 10022. Copies of all exhibits to any of the reports are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

                      INFORMATION INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

     Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003; Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004; Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004; and Current Report on Form 8-K filed filed on September 1, 2004.

     All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the aforementioned reports.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

     This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

                      DISTRIBUTION OF INFORMATION STATEMENT

     The cost of distributing this Information Statement has been borne by us and certain stockholders that consented to the action taken herein. The distribution will be made by mail.

     Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                            By: Order of the Board of Directors

                                            /s/ Dr. David F. Hostelley
                                            ------------------------------------
                                            Dr. David F. Hostelley, Director

September 20, 2004
Strongsville, Ohio

                                    EXHIBIT A
                              ARTICLES OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF
                         MULTI-TECH INTERNATIONAL, CORP.

                       (Pursuant to NRS 78.385 and 78.390)

We the undersigned do hereby certify that:

     1. Multi-Tech International, Corp. (the "Corporation") is a corporation formed under the laws of the State of Nevada, and its Articles of Incorporation was filed in the office of the Secretary of State on September 21, 1998 and amended on March 31, 2000.

     2. The Articles of Incorporation are hereby amended by deleting the existing ARTICLE I and ARTICLE VI and replacing it in its entirety with the following amendments:

     "ARTICLE I: The name of the corporation is Australian Forest Industries, a Nevada corporation."

     "ARTICLE VI: The Corporation shall have authority to issue three hundred million shares of Common Stock at par value of $0.001 per share; and five million shares of Preferred Stock at a par value of $0.001."

     3. This amendment to the Articles of Incorporation has been duly adopted in accordance General Corporation Law of the State of Nevada.

     4. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is: 80,000,000; that the said changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

     5. The number of shares voted for such amendments was 60,000,000 (75%) and the number voted against such amendment was 0.

     The undersigned has signed these Articles on October 11, 2004.


                                            ------------------------------
                                            Dr. David F. Hostelley
                                            President



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